Shareholders' Equity	6 Months Ended
Mar. 31, 2022
Stockholders' Equity Note [Abstract]
SHAREHOLDERS' EQUITY

NOTE 16 – SHAREHOLDERS’ EQUITY

Ordinary shares

Shares Issuances

On January 26, 2021, the Company completed its initial public offering (“IPO”) of 3,125,000 shares of its common stock at a public offering price of $8.00 per share. The gross proceeds from the offering were approximately $25 million before deducting placement agents’ commissions and other offering expenses. The offering was conducted on a firm commitment basis. The Company issued warrants to the Underwriters equal to six percent (6%) of the shares issued in the IPO (the “Representative Warrants”). The Representative Warrants will be exercisable at any time, and from time to time, in whole or in part, during the period commencing 180 days from the effective date of the offering, which period shall not extend further than four and one-half year years from the effective date of the registration statement in compliance with FINRA Rule 5110(f)(2)(G)(i). The Representative Warrants are exercisable at a per share price of $10.00, which is 125% of the Public Offering Price. The Representative Warrants are also exercisable on a cashless basis. As of March 31, 2022, no warrant was exercised.

On February 19, 2021, the board of Wenzhou Hongshun approved the resolution to increase investment into Huadi Steel by RMB 99 million, of which RMB 32 million has been paid by Wenzhou Hongshun as of March 30, 2021, with Di Wang invested additional RMB 1 million. As a result, the shareholder structure remains the same with Wenzhou Huadi Steel’s equity interest 99% held by Wenzhou Hongshun and 1% held by Di Wang.

On January 22, 2021, the Company issued 2,000 shares to Henry He Huang, the Company’s Director, pursuant to the Director Offer Letter between the Company and Henry He Huang. The Company received no proceed from this issuance as it is a stock-based compensation, and the Company valued the shares based on the fair value at the date of issuance. The shares had fair value of $16,000.

On November 2, 2021, Craft Capital Limited and R.F. Lafferty Co Inc, both the underwriters of the Company’s IPO, noticed the Company to exercise their warrants on cashless exercise procedure and the Company issued a total of 65,232 shares.

Non-controlling interests

Non-controlling interests represent the interest of non-controlling shareholder in Huadi Steel based on his proportionate interests in the equity of that company adjusted for its proportionate share of income or losses from operations. In August 2019, Wenzhou Hongshun acquired 99% equity percentage of Huadi Steel from the PRC Shareholders. As the result, Huadi Steel’s equity interest is 99% held by Wenzhou Hongshun and 1% held by Di Wang. The non-controlling interest in Huadi Steel was 1% as of March 31, 2022 and September 30, 2021.